KID CASTLE EDUCATIONAL CORPORATION

Unanimous Written Consent in Lieu of Meeting of the Board of Directors

Authorization for the Sale of Business Unit

Date: May 31, 2024

The undersigned, being all of the directors of the Corporation, hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of resolutions below taking or authorizing the actions specified therein.

WHEREAS, a Special Meeting of the Board of Directors (the "Board") of Kid Castle Educational Corporation (the "Company", "Kid Castle") was held, commencing at 11:00 a.m. on Friday, May 31, 2024, at the Company's offices at 370 Amapola Avenue, Torrance, California (the"May 31st Meeting").

WHEREAS, at the May 31st Meeting, the Board adopted related recitals and resolutions (the "Resolutions").

WHEREAS, it has been brought to the attention of the Board of Directors of the Company that an Installment Sale Agreement entered between the Company and American Community Capital LP, a California limited partnership controlled by Kid Castle's CEO, for the sale of Alpharidge Capital LLC, the Corporation's main operating subsidiary ("Alpharidge"), has been executed by the management on January 12, 2024;

WHEREAS, the Board has reviewed the Legal Opinion covering the sale as furnished to the board by Dickinson Wright PLLC on May 31, 2024;

WHEREAS, the Board has reviewed the terms and conditions of the Installment Sale Agreement and finds it in the best interest of the Company to consummate the transaction;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby ratifies, approves, and confirms the sale of Alpharidge to American Community Capital LP pursuant to the terms and conditions as set forth in the executed Installment Sale Agreement;

FURTHER RESOLVED, that the President/CEO or any other officer of the Company be and hereby is authorized and directed, for and on behalf of the Company, to take any and all actions necessary or appropriate to effectuate the sale, including the execution and delivery of any documents, agreements, or instruments necessary to complete the transaction;

FURTHER RESOLVED, that any actions heretofore taken by any officer or representative of the Company in furtherance of the sale of Alpharidge are hereby ratified, confirmed, and approved;

FURTHER RESOLVED, that the officers of the Company are hereby authorized and directed to take all actions and execute all documents necessary to carry out the intent of this resolution.

This resolution shall be effective immediately upon adoption.

IN WITNESS WHEREOF, the undersigned, being all the directors of the Company, have executed this resolution as of the date first above written.

Director	Date Executed
//Frank I. Igwealor	**05/31/2024**
Frank I. Igwealor	
//Patience C. Ogbozor	**05/31/2024**
Patience C. Ogbozor	

KID CASTLE EDUCATIONAL CORPORATION

Unanimous Written Consent in Lieu of Meeting of the Board of Directors

Authorization for the Sale of Business Unit

Date: January 12, 2024

The undersigned, being all of the directors of the Corporation, hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of resolutions below taking or authorizing the actions specified therein.

WHEREAS, a Special Meeting of the Board of Directors (the "Board") of Kid Castle Educational Corporation (the "Company", "Kid Castle") was held, commencing at 11:00 a.m. on Friday, January 12, 2024, at the Company's offices at 370 Amapola Avenue, Torrance, California (the"January 12th Meeting").

WHEREAS, at the January 12th Meeting, the Board adopted related recitals and resolutions (the "Resolutions").

Whereas, it has been proposed that Kid Castle should simplify its balance sheet in order to try to remove the "Caveat Emptor" tag from its stock as shown on the OTC Markets website, and the Board believes that simplifying the balance sheet would help to remove the "Caveat Emptor" tag because it would make the financial statements less complex and easily understandable to an average reader, and the Board has been advised that the consolidation of Alpharidge Capital LLC. ("Alpharidge") into the Company's financial statements is the single contributor to the complexity of the financial statements, and getting rid of Alpharidge would eliminate the aforementioned complexity in its entirety;

Whereas, it has been proposed that Kid Castle should sell Alpharidge, the Corporation's main operating unit ("Alpharidge"), as a step towards the process to remove the "Caveat Emptor" tag;

Whereas, the sale of Alpharidge aligns with the strategic objectives of the Company and is deemed to be in the best interest of the Company and its shareholders,

Whereas, the Board of Directors has reviewed and considered the terms and conditions of the proposed sale, including but not limited to the purchase price, representations and warranties, and other material terms,

Resolved, that the Board of Directors hereby authorizes the sale of Alpharidge to American Community Capital, LP. ("the Purchaser") on the terms and conditions as set forth in the Installment Sale Agreement presented to the Board, subject to any necessary approvals required by law or regulation,

Further Resolved, that the officers of the Company are hereby authorized and directed to take all necessary actions to effectuate the sale of Alpharidge, including but not limited to the execution of all documents, agreements, and instruments necessary or appropriate to complete the transaction,

Further Resolved, that the officers of the Company are authorized to engage legal counsel, financial advisors, and other professionals as may be necessary or appropriate to assist in the sale process, with all fees and expenses incurred in connection therewith to be borne by the Company,

Further Resolved, that any one officer of the Company is hereby authorized and empowered to do all acts and execute all documents and instruments on behalf of the Company that may be necessary or desirable to carry out the purposes of this Resolution.

IN WITNESS WHEREOF, this written consent has been executed by each director on the date indicated opposite such director's name.

Director	Date Executed
Frank Igwealor **Frank I. Igwealor**	**01/12/2024**
//Patience C. Ogbozor **Patience C. Ogbozor**	**01/12/2024**

KID CASTLE EDUCATIONAL CORPORATION

Unanimous Written Consent in Lieu of Meeting of the Shareholders

Authorization for the Sale of Business Unit

Date: January 12, 2024

The undersigned, being the majority voting equity owners (representing 20,000,000 or 89.59% of voting common shares and 100% of the voting preferred shares) and board of directors of the Corporation, hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of resolutions below taking or authorizing the actions specified therein.

WHEREAS, a Special Meeting of the Shareholders (the "Shareholders") of Kid Castle Educational Corporation (the "Company", "Kid Castle") was held, commencing at 2:00 p.m. on Friday, January 12, 2024, at the Company's offices at 370 Amapola Avenue, Torrance, California (the"Special Shareholders Meeting");

WHEREAS, at the Special Shareholders Meeting, the Shareholders adopted related recitals and resolutions (the "Resolutions");

Whereas, it has been proposed that Kid Castle should simplify its balance sheet in order to try to remove the "Caveat Emptor" tag from its stock as shown on the OTC Markets website, and the Shareholders believe that simplifying the balance sheet would help to remove the "Caveat Emptor" tag because it would make the financial statements less complex and easily understandable to an average reader, and the Shareholders have been advised that the consolidation of Alpharidge Capital LLC. ("Alpharidge") into the Company's financial statements is the single contributor to the complexity of the financial statements, and getting rid of Alpharidge would eliminate the aforementioned complexity in its entirety;

Whereas, it has been proposed that Kid Castle should sell Alpharidge, the Corporation's main operating unit ("Alpharidge"), as a step towards the process to remove the "Caveat Emptor" tag;

Whereas, the sale of Alpharidge aligns with the strategic objectives of the Company and is deemed to be in the best interest of the Company and its shareholders;

Whereas, the Shareholders has reviewed and considered the terms and conditions of the proposed sale, including but not limited to the purchase price, representations and warranties, and other material terms;

Resolved, that the Shareholders hereby authorizes the sale of Alpharidge to American Community Capital, LP. ("the Purchaser") on the terms and conditions as set forth in the Installment Sale Agreement presented to the Board, subject to any necessary approvals required by law or regulation,

Further Resolved, that the officers of the Company are hereby authorized and directed to take all necessary actions to effectuate the sale of Alpharidge, including but not limited to the execution of all documents, agreements, and instruments necessary or appropriate to complete the transaction,

Further Resolved, that the officers of the Company are authorized to engage legal counsel, financial advisors, and other professionals as may be necessary or appropriate to assist in the sale process, with all fees and expenses incurred in connection therewith to be borne by the Company,

Further Resolved, that any one officer of the Company is hereby authorized and empowered to do all acts and execute all documents and instruments on behalf of the Company that may be necessary or desirable to carry out the purposes of this Resolution.

IN WITNESS WHEREOF, this written consent has been executed by the Shareholder on the date indicated opposite such Shareholder's name.

Majority Shareholders:

On behalf of the 20,000,000 (or 89.59% of all issued and outstanding) common shares:

Frank Igwealor

Date Executed

Frank I. Igwealor **01/12/2024**

On behalf of the 100 (or 100% of all issued and outstanding) preferred shares:

Frank Igwealor

Date Executed

Frank I. Igwealor **01/12/2024**